Rule 497(d)

                                     FT 503

                 Bandwidth Solutions Select Portfolio, Series 5
                     Bandwidth Solutions Portfolio, Series 5
                   e-Infrastructure Select Portfolio, Series 4
                      e-Infrastructure Portfolio, Series 4
                     Fiber Optics Select Portfolio, Series 4
                        Fiber Optics Portfolio, Series 4
                Software Innovations Select Portfolio, Series 5
                    Software Innovations Portfolio, Series 5

               Supplement to the Prospectus dated January 24, 2001

       Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME), WorldCom, Inc.-MCI Group (Ticker: MCITE) and Peregrine Systems Inc. (Ticker: PRGNE) have been removed from the portfolios of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002